UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2009

NIC Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

25501 West Valley Parkway, Suite 300

Olathe, Kansas 66061

(Address of principal executive office)(Zip Code)

(877) 234-3468

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                            Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of NIC Inc., filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2009 (the “Initial Form 8-K”) to include financial statements and pro forma combined financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K. As previously reported in the Initial Form 8-K, on May 29, 2009, NIC Inc. through its wholly-owned subsidiary (collectively, the “Company”) completed the acquisition of certain assets from BearingPoint, Inc. (“BearingPoint”). The assets were part of BearingPoint’s North American Public Services Unit which BearingPoint previously agreed to sell to Deloitte LLP (“Deloitte”) pursuant to an Asset Purchase Agreement dated March 23, 2009 (“Asset Purchase Agreement”). Pursuant to the terms of the Asset Purchase Agreement, Deloitte designated the Company as the acquirer of certain designated contracts and assets and the Company acquired the designated contracts and assets directly from BearingPoint.

The assets acquired by the Company included all of BearingPoint’s right, title and interest in and to the following: (1) the Texas Electronic Framework Agreement dated May 5, 2000, as amended and renewed, between the Department of Information Resources, an agency of the State of Texas, and the predecessor to BearingPoint (“Framework Agreement”), and related service level agreements with various governmental agencies and entities in the State of Texas (“Service Level Agreements”) (all of which expired on December 31, 2009), (2) the Master Work Order Agreement dated May 17, 2008 (“Master Work Order”), including the underlying Master Work Order Projects attached thereto as exhibits (“Master Work Order Projects”), between the Department of Information Resources, an agency of the State of Texas, and BearingPoint, Inc. (with certain Master Work Order Projects expiring August 31, 2012 and others expiring August 31, 2014), (3) certain contracts with subcontractors and service providers relating to the provision of products and services pursuant to Framework Agreement, the Service Level Agreements and the Master Work Order, and (4) certain equipment, computers, furniture, supplies, fixtures and other tangible personal property primarily used in providing products and services under the contracts assigned to the Company. In addition, the Company is licensing from Deloitte certain intellectual property relating to the acquired contracts.

The Company paid Deloitte $1,500,000 in cash in exchange for the designation of the Company as the acquirer of the designated contracts and assets from BearingPoint. In addition, the Company designated an affiliate of Deloitte as the subcontractor on certain of the Master Work Order Projects under the Master Work Order. The terms of the transaction were determined by arm’s-length negotiations between the parties. The Company funded the cash consideration paid to Deloitte from its existing cash resources. The transaction is subject to various post-closing covenants, including but not limited to Deloitte assisting the Company in obtaining from BearingPoint assistance in resolving any objections to the assumption and assignment of the above contracts.

Item 9.01                                            Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The audited financial statements of TexasOnline, a division of BearingPoint, as of December 31, 2008 and for the year ended December 31, 2008, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.  The unaudited financial statements of TexasOnline as of March 31, 2009 and 2008 and for the three months ended March 31, 2009 and 2008, and the notes related thereto, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(b)                                 Pro forma financial information.

The unaudited pro forma combined financial information of the Company as of March 31, 2009 and for the three months ended March 31, 2009 and for the year ended December 31, 2008, giving effect to the acquisition of TexasOnline, and the notes thereto, are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP

99.2	TexasOnline Financial Statements as of and for the Year Ended December 31, 2008 (with Independent Auditors’ Report thereon)

99.3	TexasOnline Unaudited Interim Financial Statements as of and for the three months ended March 31, 2009 and 2008

99.4	Unaudited Pro Forma Combined Financial Statements as of March 31, 2009 and for the three months ended March 31, 2009 and for the year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

	By:	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer

Date: March 16, 2010

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.2	TexasOnline Financial Statements as of and for the Year Ended December 31, 2008 (with Independent Auditors’ Report thereon)

99.3	TexasOnline Unaudited Interim Financial Statements as of and for the three months ended March 31, 2009 and 2008

99.4	Unaudited Pro Forma Combined Financial Statements as of March 31, 2009 and for the three months ended March 31, 2009 and for the year ended December 31, 2008